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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BAY BANKS OF VIRGINIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

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(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

April 10, 2008

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. on May 19, 2008, at 1:00 p.m., at Indian Creek Yacht & Country Club, Kilmarnock, Virginia. We would be pleased to have you as our guest for a buffet luncheon starting at 12:00 p.m. If you wish to attend, please indicate this on the enclosed luncheon reservation card that must be returned with your completed proxy. This will allow us to have an accurate count of those joining us for the luncheon.

The primary business of the meeting will be the election of two directors of the Company, approval of the 2008 Non-Employee Directors Stock Option Plan and the ratification of the appointment of the Company’s independent registered public accounting firm, as more fully explained in the accompanying proxy statement.

During the meeting, we also will report to you on the condition and performance of the Company and its subsidiaries, the Bank of Lancaster and Bay Trust Company. You will have an opportunity to question management on matters that affect the interests of all stockholders.

We hope you can join us for the luncheon and attend the Annual Meeting on May 19th. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope.

YOUR VOTE IS IMPORTANT

Thank you for your interest in the Company’s affairs. As always, we are most grateful for your continued support of Bay Banks of Virginia.

Sincerely,

Allen C. Marple	Austin L. Roberts, III
Chairman of the Board	President and Chief Executive Officer

BAY BANKS OF VIRGINIA, INC.

100 South Main Street

Kilmarnock, Virginia 22482

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2008

To Our Stockholders:

The Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. (the “Company”) will be held at Indian Creek Yacht & Country Club, Kilmarnock, Virginia, on May 19, 2008 at 1:00 p.m. for the following purposes:

1.	To elect two (2) Class I directors to serve three-year terms;

2.	To approve the Company’s 2008 Non-Employee Directors Stock Option Plan;

3.	To ratify the selection of Yount, Hyde & Barbour P.C., independent registered public accounting firm, as auditors of the Company for the year ending December 31, 2008; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof. Management knows of no other business to be brought before the meeting.

Only stockholders of record at the close of business on March 28, 2008 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

Hazel S. Farmer
Corporate Secretary

April 10, 2008

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR

NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

BAY BANKS OF VIRGINIA, INC.

100 S. Main Street

Kilmarnock, Virginia 22482

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 19, 2008

GENERAL

The enclosed proxy is solicited by the Board of Directors of Bay Banks of Virginia, Inc. (the “Company”), the holding company for the Bank of Lancaster and Bay Trust Company (together, the “Subsidiaries”), for the Company’s Annual Meeting of Stockholders to be held on May 19, 2008, at the time and place and for the purposes set forth in the accompanying Notice of the Annual Meeting or any adjournment thereof. The approximate mailing date of this Proxy Statement and accompanying proxy is April 10, 2008.

Revocation and Voting of Proxies

Execution of a proxy will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A stockholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights and Solicitation

Only stockholders of record at the close of business on March 28, 2008 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote on March 28, 2008 was 2,369,924. The Company has no other class of stock outstanding. A 60% majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business.

Each share of common stock entitles the record-holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary may be made in person, by telephone, or special letter by officers and regular employees of the Company, acting without compensation other than regular compensation.

Principal Stockholders

The only beneficial owner of 5% or more of the outstanding common stock of the Company is the Bay Banks of Virginia Employee Stock Ownership Trust (the “Trust”), which owns 147,097 shares, or 6.2% of the Company’s common stock. The Trust was established pursuant to the Company’s Employee Stock Ownership Plan (“ESOP”). Two members of the Board of Directors of the Company and two directors of Bank of Lancaster (the “Bank”) are trustees of the ESOP. As of March 28, 2008, all shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given.

PROPOSAL ONE – ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes (I, II and III). The term of office for the Class I directors will expire at the Annual Meeting. Currently, the Class I directors are Austin L. Roberts, III and Robert J. Wittman. Mr. Roberts has been President and Chief Executive Officer of the Company since its creation in 1997, and has held this same position at the Bank since 1990. Mr. Wittman has served as a director since 2006, and as the Chairman of the Board since 2007. Mr. Wittman was elected to the U. S. House of Representatives in a special election held on December 11, 2007 to fill the seat left vacant by the death of Representative Jo Ann Davis. Although Mr. Wittman will continue to serve on the Board of Directors, the responsibilities of a U. S. Congressman prevent him from being able to devote the time required for the role of Chairman. Effective February 22, 2008, the Company’s Board of Directors elected Allen C. Marple to succeed Mr. Wittman as Chairman of the Board. If elected, Mr. Roberts and Mr. Wittman will serve until the Annual Meeting of Stockholders held in 2011.

The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason the persons named as nominees should become unavailable to serve, an event that management does not anticipate, proxies will be voted for such other person as the Board of Directors may designate.

The Board of Directors recommends the Class I nominees, as set forth below, for election. The Board of Directors recommends that stockholders vote FOR the nominees. The nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.

Name (Age)	Company Director Since	Principal Occupation During Past Five Years
Class I (Nominees, to serve until the 2011 Meeting):

Austin L. Roberts, III (61)	1997	President and Chief Executive Officer of the Company and the Bank

Robert J. Wittman (49)	2006	Member of U.S. House of Representatives representing the 1st District of Virginia; Former Director of Field Operations, Division of Shellfish Sanitation, Virginia Department of Health

Class II (Directors serving until the 2009 Meeting):

Walter C. Ayers (66)	2007	Retired President and Chief Executive Officer of the Virginia Bankers Association, Richmond, Virginia, since 2006

Name (Age)	Company Director Since	Principal Occupation During Past Five Years
Allen C. Marple (71)	2005	Retired President of Spectrum Investments, Inc., Toronto, Canada, since 1998

Class III (Directors serving until the 2010 Meeting):

Robert C. Berry, Jr. (63)	2004	Vice President of the Company since February 2005; Retired President and Chief Executive Officer of Bay Trust Company since February 29, 2008

Richard A. Farmar, III (50)	2004	President of B.H. Baird Insurance Agency, Warsaw, Virginia

Robert F. Hurliman (63)	2007	Retired Director of Vehicle Logistics of DaimlerChrysler Corporation, Auburn Hills, Michigan, since 2000

Board of Directors and Committees

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of the director’s duties, including the attendance at Board and committee meetings. During 2007, there were seven meetings of the Board of Directors. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and its committees. Directors are encouraged to attend stockholders meetings, and all seven 2007 directors attended the 2007 Annual Meeting of Stockholders.

There are no family relationships among any of the directors or among any directors and any officer. None of the directors serves as a director of any other publicly-held company.

The Board of Directors has, among others, a standing Compensation Committee and Audit Committee.

Compensation Committee. The Compensation Committee currently consists of Walter C. Ayers, Allen C. Marple and two non-voting members: Austin L. Roberts, III and Robert C. Berry, Jr. In addition, certain directors of the Company’s subsidiaries have been appointed as voting members of the Compensation Committee. They are Douglas E. Flemer of the Trust Company Board, and David W. Cheek, Ammon G. Dunton, Jr., Patricia N. Lawler and R. Ray Beasley of the Bank Board. The function of this committee, which operates without a charter, is to recommend the compensation to be paid to the executive officers and directors of the Company. It also administers the stock option plans for the benefit of such officers eligible to participate in such plans. The Compensation Committee met three times during 2007.

Audit Committee. The Audit Committee currently consists of Robert F. Hurliman, Allen C. Marple and Robert J. Wittman. In addition, certain directors of the Company’s subsidiaries have been appointed as voting members of the Audit Committee. They are C. Dwight Clarke and Ammon G. Dunton, Jr., of the Bank Board and Jane Williams of the Trust Company Board.

All members of the Audit Committee meet the requirements for independence as set forth in the NASDAQ definition of “independent director,” and meet the definition of an independent director as set forth in Rule 10A-3 of the Securities Exchange Act of 1934. In addition, none have participated in the preparation of the financial statements of the Company or any Subsidiary of the Company at any time during the past three years.

Although the Company does not currently have an “audit committee financial expert” as defined by the Sarbanes-Oxley Act of 2002, Ms. Williams, Mr. Clarke and all three directors on the Audit Committee bring diversity of financial knowledge and expertise and have extensive business backgrounds that the Board has determined are sufficient for the proper exercise of their duties on the committee.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. Accordingly, the independent registered public accounting firm reports directly to the Audit Committee of the Company. It is the responsibility of the Audit Committee to select the Company’s independent registered public accounting firm, to approve the scope of the independent registered public accounting firm’s audits and to review the reports of examination by the regulatory agencies, the independent registered public accounting firm and the internal auditor. The Committee regularly reports to the Board of Directors of the Company. The charter of the Audit Committee was included in the Company’s 2007 proxy statement relating to its annual stockholders meeting, and is available upon request. To obtain a copy of the charter, please submit your request to Corporate Secretary, Hazel S. Farmer, Bay Banks of Virginia, Inc., 100 S. Main Street, P.O. Box 1869, Kilmarnock, Virginia 22482. The Audit Committee met five times during 2007.

Nominating Committee. The Company’s Board of Directors does not have a standing nominating committee. The Board of Directors does not believe that it is necessary to have a nominating committee because it has determined that the functions of a nominating committee can be adequately performed by its independent members and that stockholders are best served by having such directors participate in the selection of board nominees.

In accordance with the Company’s Bylaws, nominations for the election of directors shall be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director(s) at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by U.S. mail, postage prepaid, to the Secretary of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 120 days prior to the date of the anniversary of the immediately preceding Annual Meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The above procedures are in addition to the procedures regarding inclusion of stockholder proposals in proxy materials set forth in “Stockholder Proposals” in this Proxy Statement.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company and time available for meetings and consultation on Company matters. The independent directors seek a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company, and its stockholders. The independent directors, along with the other board members as appropriate, evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the independent directors to be recommended for selection by the full Board. The full Board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at an annual meeting.

DIRECTORS’ COMPENSATION

Non-employee directors of the Company receive a $3,500 annual retainer, $350 for each meeting of the Company’s Board of Directors attended, and $200 for each committee meeting attended. Directors who are employees of the Company, the Bank or Trust Company are not compensated for attendance at Board or Committee meetings. In addition, certain directors serve on Community Reinvestment Act Advisory Boards, and receive $50 for each meeting attended. As a member of the U.S. House of Representatives, Mr. Wittman will no longer receive compensation from the Company.

In accordance with the 1998 Non-Employee Directors Stock Option Plan, each of the five non-employee directors of the Company and the ten non-employee directors of the Subsidiaries were granted stock options for 500 shares of the Company’s common stock on May 18, 2007, at the fair market value on that date. This plan, which reserves a total of 50,000 shares of common stock of the Company, provides that each non-employee director of the Company and the Subsidiaries is eligible to receive a stock option grant for 500 shares in May of each year during the term of the plan.

The following table presents compensation information on directors of the Company for 2007.

2007 Director Compensation

	Fees Earned or Paid in Cash	Option Awards (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Walter C. Ayers	$5,800	$776	—	—	$6,576
Richard A. Farmar, III	12,300	776	—	—	13,076
Robert F. Hurliman	9,350	776	—	—	10,126
Allen C. Marple	16,700	776	—	—	17,476
Robert J. Wittman (2)	12,650	776	—	—	13,426

(1)	Assumptions used to calculate the value can be found in Note 16 in the Notes to the Company’s consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.
(2)	Subsequent to his election to the U.S. House of Representatives, Mr. Wittman will no longer receive compensation from the Company. These options were earned prior to Mr. Wittman’s election to the U.S. House of Representatives on December 11, 2007.

OWNERSHIP OF COMPANY COMMON STOCK

The following table sets forth, as of March 28, 2008, certain information with respect to the beneficial ownership of Company common stock held by each director and director nominee, the named executive officers in the Summary Competition Table on page 8, and by the directors, director nominees and all executive officers as a group.

Name	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Walter C. Ayers	1,243	(2)	*
Robert C. Berry, Jr.	10,086	(3)(4)	*
Richard A. Farmar, III	10,275	(3)(5)	*
Robert F. Hurliman	6,291	(3)(6)	*
Allen C. Marple	3,119	(7)	*
Austin L. Roberts, III	48,641	(3)(8)	2.1%
Robert J. Wittman	2,464	(9)	*
All directors and executive officers As a group (7 persons)	82,119	(3)(10)	3.5%

*	Represents less than 1% of Company common stock.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days.
(2)	Includes 500 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans.
(3)	Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees, as follows: Mr. Berry, 1,300 shares; Mr. Farmar, 5,331 shares; Mr. Hurliman, 4,500 shares; and Mr. Roberts, 20,944 shares.
(4)	Includes 7,202 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans, and 884 shares held in the Company’s ESOP.
(5)	Includes 4,000 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans.
(6)	Includes 500 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans.
(7)	Includes 2,500 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans.
(8)	Includes 16,864 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans, and 7,740 shares held in the Company’s ESOP.
(9)	Includes 2,000 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans. These options were earned prior to Mr. Wittman’s election to the U.S. House of Representatives on December 11, 2007.
(10)	Includes 33,566 shares that may be acquired pursuant to currently exercisable stock options granted under the Company’s stock option plans, and 8,624 shares held in the Company’s ESOP.

EXECUTIVE COMPENSATION

No officer receives compensation from the Company. All compensation is paid through the Subsidiaries.

The following table presents compensation information on the President and Chief Executive Officer and the Vice President of the Company (the “named executive officers”). No other executive officer of the Company or the Bank earned over $100,000 in total compensation in 2007.

Summary Compensation Table

	Year	Salary	Bonus	Option Awards (1)	Change in Pension Value (2)	All Other Compensation		Total

Austin L. Roberts, III President and CEO	2007	$199,808	—	$5,436	$58,344	$8,115	(3)(4)	$271,703
	2006	189,808	—	7,129	38,651	7,845		243,433

Robert C. Berry, Jr. Vice President	2007	$102,423	—	$2,330	$19,778	$4,165	(5)	$128,696
	2006	98,432	—	3,055	15,026	4,066		120,579

(1)	The Company’s employee stock option plan does not permit the granting of restricted stock awards or stock appreciation rights, and it is the Company’s only stock-based long-term compensation plan currently in effect in which employees may participate. Assumptions used to calculate the value can be found in the Company’s financial statements, herein incorporated by reference to Form 10-K.
(2)	Amounts shown reflect the change in present value of the accumulated benefit obligation. See “ – Benefit Plans – Pension Plan” below.
(3)	Consists of: (i) $4,496 accrued in 2007 on behalf of Mr. Roberts under the 401(k) Plan; (ii) $2,648 contributed in 2007 to Mr. Roberts under the Company’s ESOP; and (iii) $971 accrued in 2007 on behalf of Mr. Roberts for life insurance.
(4)	Perquisites included the use of a Company-owned vehicle for Mr. Roberts in 2007. However, the aggregate incremental cost to the Company for all perquisites was less than $10,000 and therefore is not included here.
(5)	Consists of: (i) $2,304 accrued in 2007 on behalf of Mr. Berry under the 401(k) Plan; (ii) $1,357 contributed in 2007 to Mr. Berry under the Company’s ESOP; and (iii) $504 accrued in 2007 on behalf of Mr. Berry for life insurance.

Executive Compensation Discussion

The compensation program for executive management consists of up to four elements: (1) base salary, which is set on an annual basis; (2) incentive stock options; (3) the ESOP; and (4) retirement plans, such as the Defined Benefit Pension Plan and the Defined Contribution Plan. In addition to executive management, these compensation elements apply to other key employees and officers.

The Board of Directors determines general salary and benefit policies and procedures. The Board uses market studies and published compensation data to review competitive rates of pay, to establish salary ranges, and to arrive at base salary levels. The Board approves base salaries at levels competitive with amounts paid to executives with comparable qualifications, experience and responsibilities after comparing salary information of similar sized banks as provided by the Virginia Bankers Association’s Salary Survey of Virginia Banks and other compensation surveys. In addition, the Board considers the recent performance of the Company and assesses the executive’s past performance and its expectation as to future contributions in leading the Company.

Compensation for senior officers other than the President and Chief Executive Officer is recommended to the Compensation Committee by the President and Chief Executive Officer. The Compensation Committee reviews these recommendations and has the authority to revise the proposed compensation proposals. Once approved by the Compensation Committee, the senior officer’s compensation is referred to the Board of Directors for review, discussion, revision if requested, and approval.

The Board uses a subjective approach to the determination of compensation based on the factors noted above. Except concerning incentive stock options, the Board does not rely on formulas or weights of specific factors. Neither the profitability of the Company nor the market value of its stock is directly utilized in computing an officer’s base compensation. The Company’s executive compensation program has substantially relied on base salary as its primary component.

Incentive stock option grants are deemed earned only if the objectives set by the Compensation Committee for each key employee are achieved by a specified date. The objective of these options is to create a link between officer compensation and Company performance. In determining the appropriate level of stock-based allotments, the Committee considers the officer’s contribution toward the Company’s performance. To encourage growth in stockholder value, incentive stock options are granted to all officers who are in a position and have a responsibility to make a substantial contribution to the long-term success of the Company. The Board believes this focuses attention on managing the Company from the perspective of an owner with an equity stake in the business.

Equity Awards

Stock Option Plans. The Company currently has in effect one stock option plan for employees, the 2003 plan. The 1994 stock option plan has expired, but certain options deemed earned are still exercisable as outlined below. The 2003 plan provides for the earning of incentive stock options by key employees of the Company upon successful completion of agreed upon goals. The Compensation Committee of the Company makes allocations under the plan and fixes the terms and conditions of each allocation pursuant to a separate agreement entered into with each eligible key employee. The exercise price of each option award deemed earned is 100% of the fair market value of the Company’s common stock on the date of the award. The awards, or a portion thereof, vest twelve months after the date of grant, based upon a determination of the percentage of goals achieved. An option granted under the 2003 plan is not exercisable after the expiration of ten years from the date such option is granted. In general, an option is not transferable by a person to whom it is granted other than by will or the laws of descent and distribution.

Under the 2003 plan, of the 175,000 shares authorized, 103,911 are available for granting purposes. In 2007, of the 36,000 shares granted, the number of shares considered earned has not been determined. Under the 1994 plan, option grants for 78,572 shares are still available for exercise.

The following table presents certain information on the stock options held by the named executive officers as of December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Year of Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date

Austin L. Roberts, III	2007	—	7,000	(1)	7,000	(1)	$15.00	4/10/2017
	2006	1,050	—		—		13.40	4/11/2016
	2005	—	—		—		—	4/19/2015
	2004	—	—		—		—	4/20/2014
	2003	—	—		—		—	5/30/2013
	2002	7,000	—		—		16.50	4/30/2012
	2001	6,000	—		—		16.75	4/16/2011
	2000	—	—		—		15.00	4/18/2010
	1999	1,126	—		—		15.625	4/18/2009
	1998	1,688	—		—		13.75	4/15/2008

Robert C. Berry, Jr.	2007	—	3,000	(1)	3,000	(1)	$15.00	4/10/2017
	2006	900	—		—		13.40	4/11/2016
	2005	1,238	—		—		15.95	4/19/2015
	2004	1,350	—		—		15.95	4/20/2014
	2003	900	—		—		14.75	5/30/2013
	2002	1,238	—		—		16.50	4/30/2012
	2001	1,576	—		—		16.75	4/16/2011

(1)	All or a portion of these awards vest on April 10, 2008, at which time a determination will be made as to which, if any, associated performance criteria have been satisfied, and therefore how many shares have been earned.

Benefit Plans

Pension Plan. The Company has a non-contributory defined benefit pension plan (the “Pension Plan”) which covers substantially all salaried employees who have reached the age of twenty-one and who have completed one year of service. The normal retirement age is 65, but participants may elect early retirement at 55 after 10 years of service at reduced levels of benefits and disability retirement after 10 years of service at full levels of benefits. Currently, Mr. Roberts is eligible for early retirement. Pursuant to the terms of the Pension Plan, employees are 100% vested after five years of service.

The remuneration covered by the Pension Plan is an employee’s “final average earnings,” which, under the terms of the Pension Plan, is defined to be the average of the highest five consecutive calendar years of base salary (reported as “Salary” in the Summary Compensation Table above) earned by the employee during the ten calendar years prior to his or her date of retirement, termination, disability or death. A participant’s monthly retirement benefit (if they have twenty-five years of credited service at their normal retirement date) is 25% of their final average salary, plus an additional 18.75% (scaled down to 16.25% for persons whose Social Security retirement age is 67) if it is in excess of the participant’s Social Security covered salary. The Social Security covered salary is the average of the participant’s salary, up to the Social Security Wage Base, over the participant’s working lifetime prior to the year the participant attains his or her Social Security retirement age. Cash benefits under the Pension Plan generally commence on retirement, death or other termination of employment and are payable in various forms at the election of the participant.

Based on current salary levels and assuming retirement at the normal retirement age of 65, it is estimated that the annual retirement benefit will be $61,695 for Mr. Roberts and $11,508 for Mr. Berry. The final average salary, as of December 31, 2007, was $185,112 for Mr. Roberts and $97,463 for Mr. Berry.

401(k) Plan. The Subsidiaries have a contributory 401(k) plan. All salaried employees are eligible to participate after having worked six months consecutively and there is no age requirement. Participants may elect to defer between 1% and 15% of their base compensation, which will be contributed to the plan, providing the amount deferred does not exceed the dollar maximum election deferral for each year. The Subsidiaries’ match is 100% up to a 2% deferral; the subsidiaries will provide a 25% match on employee contributions between 2% and 4% of salary. Under the plan, an employee is vested in a Subsidiary’s contribution by 20% after two years and 20% each year thereafter for the next four years of service. If an employee leaves prior to the two-year period, he or she forfeits any accrued match contribution.

Distributions to participants are made at death, retirement or other termination of employment in a lump sum payment. The plan permits certain in-service withdrawals. Normal retirement age is considered 65; early retirement is considered at 55 with 10 years of vested service; disability retirement has no age requirements but a service requirement of 10 years of vested service.

Employee Stock Ownership Plan. The ESOP is a non-contributory plan supported by annual contributions made at the discretion of the Company’s Board of Directors. The ESOP is a stock bonus plan qualified under Section 401(a) of the Internal Revenue Code and an employee ownership plan under Section 4975(E)(7) of the Internal Revenue Code. Trustees and an administrative committee as appointed by the Chairman of Company’s Board of Directors for the exclusive benefit of participants administer the ESOP. The ESOP is eligible to each Bank and Trust Company employee over the age of twenty-one and credited with at least 1,000 hours of service for the plan year.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Bay Banks of Virginia oversees the Company’s financial reporting process on behalf of the Board of Directors of the Company. The Audit Committee is elected by the Board of Directors of the Company. All voting members are independent of management. In addition, the Audit Committee operates under a written charter adopted by the Board of Directors. While management has the primary responsibility for the quality and integrity of the Company’s financial statements and reporting processes, the Audit Committee provides assistance to management in fulfilling this responsibility. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the Annual Report with management and the independent registered public accounting firm, and discussed the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

In addition, the committee obtained from the independent registered public accounting firm a formal written statement discussing any disclosed relationship or service which may impact the objectivity and independence of the independent registered public accounting firm, as required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees.” The committee also discussed with the independent registered public accounting firm all communications required by Public Company Accounting Oversight Auditing Standard AU Section 380 and Rule 2-07 of Regulation S-X, as amended.

The Audit Committee also monitored the internal audit functions of the Company including the independence and authority of its reporting obligation, the proposed audit plan for the coming year, and the adequacy of management response to internal audit findings and recommendations.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Company’s Audit Committee has also recommended the selection of the Company’s independent registered public accounting firm.

Audit Committee
Bay Banks of Virginia, Inc.

Allen C. Marple, Chair C. Dwight Clarke Ammon G. Dunton, Jr. Robert F. Hurliman Jane M. Williams Robert J. Wittman

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Yount, Hyde and Barbour, P.C. (“YHB”) audited the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and reviewed the Company’s quarterly reports on Form 10-Q during 2007.

The following table presents aggregate fees paid or to be paid by the Company and the Bank for professional services rendered by YHB. Audit fees include audit and review services, consents, and review of documents filed with the SEC. Audit related fees include agreed-upon procedures engagements for STAR Compliance Review, SysTrust Audit of Information Technology, Defined Benefit Plan audit, Defined Contribution plan audit, and consultation concerning financial accounting and reporting standards. Tax fees include preparation of federal and state tax returns.

	Fiscal 2007	Fiscal 2006
Audit Fees	$64,000	$59,325
Audit-related Fees	43,872	33,120
Tax Fees	4,000	3,675

Total Fees	$111,872	$96,120

The Audit Committee pre-approves all audit, audit related, and tax services on an annual basis, and in addition, authorizes individual engagements that exceed pre-established thresholds. Any additional engagement that falls below the pre-established thresholds must be reported by management at the Audit Committee meeting immediately following the initiation of such an engagement.

PROPOSAL TWO – APPROVAL OF THE COMPANY’S

2008 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

General. The Board of Directors proposes that the stockholders of the Company approve the Bay Banks of Virginia, Inc., 2008 Non-Employee Directors Stock Option Plan (the “Plan”), which was adopted by the Board on December 12, 2007, subject to shareholder approval. As adopted, the Plan makes available up to 50,000 shares of common stock for granting stock options to directors of the Company and its subsidiaries. The Company is asking stockholders to approve the Plan because the Company’s existing non-employee directors stock option plan terminates on May 17, 2008.

The Board of Directors recommends a vote “FOR” approval of the Plan.

The more significant features of the Plan are described below. Copies of the Plan in its entirety can be obtained via a written request to the Corporate Secretary, Bay Banks of Virginia, Inc., P.O. Box 1869, Kilmarnock, Virginia 22482. Since the Plan is attached to this Proxy Statement in Appendix A, copies of the Plan may also be obtained by accessing this Proxy Statement via the Company’s website at www.baybanks.com. Copies of the Company’s Proxy Statement are also available on the SEC’s website at www.sec.gov.

Purpose. The Board of Directors believes that the Plan will benefit the Company by promoting a greater identity of interest between non-employee directors of the Company and its subsidiaries (each referred to as a “Participant”) and its stockholders by increasing each Participant’s proprietary interest in the Company through the award of options to purchase Company common stock (each referred to as an “Option”).

Eligibility. Each non-employee director of the Company and any of its subsidiaries is eligible to participate in the Plan. Subject to stockholder approval, each Participant will receive an Option for 500 shares of Company common stock on May 19, 2008 and on each succeeding anniversary (the “Grant Date”) during the term of the Plan. If an individual serves as a director of both the Company and the Bank or any other subsidiary, that individual will be eligible only for a single grant under the Plan in any given year.

Administration. The Plan will be administered by the Board of Directors. The Board has no discretion in determining who will receive an Option or the number of shares allocated to a Participant or the terms of any Option. The terms are set forth in the Plan and are summarized below.

Options. A total of 50,000 shares of Company common stock may be issued upon the exercise of Options granted under the Plan. No Options have been granted as of the date of this Proxy Statement. The maximum number of shares that may be issued under the Plan, and the terms of outstanding Options, will be proportionately adjusted to reflect any future stock dividend, stock split or similar changes in the capitalization of the Company.

Terms of the Options. The exercise price per share of an Option will be the fair market value of the common stock on the Grant Date. The price may be paid in cash or by surrendering shares of Company common stock to the Company. Options will first become exercisable six months after the Grant Date and will have a term of ten years.

Generally, Options are nontransferable except by will or the laws of descent and distribution. During the Participant’s lifetime, the Participant’s Options may be exercised only by the Participant. The Plan permits Participants to transfer Options to immediate family members or family trusts.

A Participant will not have any rights as a stockholder with respect to shares covered by Options until the Option is exercised.

Federal Income Tax Consequences. No income is recognized by a Participant on account of the grant of an Option. Income is recognized on the date that an Option is exercised. The amount of income recognized by the Participant is equal to the difference between the fair market value of the shares received upon such exercise and the Option’s price. Any gain or loss that is recognized on a subsequent disposition of the shares is taxed as long- or short-term capital gain or loss.

The Company is entitled to claim a federal income tax deduction upon the exercise of an Option. The amount of the Company’s deduction is equal to the amount of income recognized by the Participant.

Amendments. The Board of Directors may amend or discontinue the Plan at any time, provided that no amendment may impair the rights of any Option holder without his or her consent, and further provided that any amendment shall be subject to approval of shareholders if such approval is necessary to comply with any tax or regulatory requirement.

Equity Compensation Plans. The following table summarizes information, as of December 31, 2007, relating to the Company’s existing equity compensation plans.

Equity Compensation Plan Information

	Year Ended December 31, 2007
	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	194,161	(1)	$15.38	111,911	(2)

Equity compensation plans not approved by stockholders	—		—	—

Total	194,161	(1)	$15.38	111,911	(2)

(1)	Consists entirely of shares of common stock underlying previously granted stock options that have not been exercised. All of these options were granted pursuant to the Company’s existing stock option plans.
(2)	Represents shares available for future issuance under the Company’s existing stock option plans.

Vote Required

Approval of the plan requires the affirmative vote of a majority of the shares actually voting, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends the approval of the Bay Banks of Virginia, Inc. 2008 Non-Employee Directors Stock Option Plan, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL THREE – RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Yount, Hyde and Barbour, P.C. as the Company’s independent registered public accounting firm for 2008, subject to ratification of the stockholders. The services that YHB will perform will consist primarily of the examination and audit of the institution’s financial statements, tax reporting assistance, and other audit and accounting matters. Representatives of YHB are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. Proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

INTEREST OF DIRECTORS AND OFFICERS IN CERTAIN TRANSACTIONS

Some of the Company’s directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities, of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. All loans and loan commitments to them were originated in the ordinary course of business, upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, other than as set forth below, do not involve more than normal risk of collectibility or present other unfavorable features. It is the policy of the Bank to provide loans to officers who are not executive officers and to employees at more favorable rates than those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

The law firm of Dunton, Simmons & Dunton serves as legal counsel to the Company, the Bank and the Trust Company. Mr. Ammon G. Dunton, Jr., Chairman of the Board of the Bank, is a senior member of the firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in Company common stock. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during 2007.

OTHER MATTERS

General

Management knows of no other business to be brought before the Annual Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

STOCKHOLDER PROPOSALS

The Company’s Bylaws provide that, in addition to any other applicable requirements, for business (including stockholder nominations of director candidates) to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice in writing to the Secretary of the Company no later than 120 days before the date of the anniversary of the immediately preceding annual meeting. As to each matter, the notice must comply with certain informational requirements set forth in the Bylaws. These requirements are separate and apart from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a proposal included in the Company’s proxy materials. To be considered for inclusion in the Company’s proxy materials relating to the 2009 Annual Meeting of Stockholders pursuant to applicable Securities and Exchange Commission rules, the Secretary of the Company must receive stockholder proposals no later than December 11, 2008. Stockholder proposals should be addressed to Corporate Secretary, Hazel S. Farmer, Bay Banks of Virginia, Inc., 100 S. Main Street, P.O. Box 1869, Kilmarnock, Virginia 22482.

Shareholder Communication

Bay Banks of Virginia has a process whereby shareholders can contact the Company’s directorship. Corporate shareholder contact information is available on the Company website at www.baybanks.com.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, excluding exhibits, as filed with the Securities and Exchange Commission can be obtained without charge by writing to Austin L. Roberts, III, President and CEO, Bay Banks of Virginia, Inc., 100 South Main Street, P. O. Box 1869, Kilmarnock, Virginia 22482. This information may also be accessed, without charge, by visiting either the Company’s website at www.baybanks.com or the Securities and Exchange Commission’s website at www.sec.gov.

Appendix A

BAY BANKS OF VIRGINIA, INC.

2008 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

1. Purpose. The purpose of the Bay Banks of Virginia, Inc. 2008 Non-Employee Directors Stock Option Plan (the “Plan”) is to encourage ownership of Bay Banks of Virginia, Inc. stock by non-employee members of the Boards of Directors of Bay Banks of Virginia, Inc. and its Subsidiaries in order to promote long term shareholder value and to provide them with an incentive to continue as directors of their respective companies.

2. Definitions. As used in the Plan, the following terms shall have the meanings indicated:

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Board” means the Board of Directors of Bay Banks of Virginia, Inc.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Company” means Bay Banks of Virginia, Inc. and its Subsidiaries.

(e) “Company Stock” means the Common Stock of Bay Banks of Virginia, Inc. If the par value of Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 11), the shares resulting from such change shall be deemed to be the Company Stock within the meaning of the Plan.

(f) “Date of Grant” means the date as of which a director is automatically awarded an Option pursuant to Section 7.

(g) “Disability” means the inability to perform the services to the Company as a director as determined by the Board, and such determination shall be conclusive.

(h) “Effective Date” means May 19, 2008, subject to the approval by shareholders of Bay Banks of Virginia, Inc.

(i) “Eligible Director” means a director described in Section 4.

(j) “Fair Market Value” means:

(i) If the Company Stock is listed on any established stock exchange or quoted on the NASDAQ stock market system, its Fair Market Value shall be the closing sale price for such stock on the Date of Grant as reported by such exchange or the NASDAQ stock market system or, if there are no trades on such date, the value shall be determined as of the last preceding day on which the Company Stock was traded.

(ii) If shares of Company Stock are not traded on an established stock exchange or quoted on the Nasdaq stock market system, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

(iii) Fair Market Value shall be determined as of the Date of Grant specified in the Award.

(k) “Option” or “Options” means the right to purchase Company stock subject to the terms and conditions set forth in Section 7.

(l) “Rule 16b-3” means the rule promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(m) “Subsidiary” means, with respect to any corporation, a corporation more than 50% of whose voting shares are owned directly or indirectly by the Company.

3. Administration. The Plan shall be administered by the Board. The award of Options under the Plan shall be automatic as described in Section 7. However, the Board shall have all powers vested in it by the terms of the Plan, including, without limitation, the authority (within the limitations described herein) to prescribe the form of the agreement applicable to evidence the award of Options under the Plan, to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

4. Participation in the Plan. Each director of the Company who is not otherwise an employee of the Company or any Subsidiary shall be eligible to participate in the Plan. Notwithstanding the fact that a person may be a director of both Bay Banks of Virginia, Inc. and the Bank of Lancaster or any other Subsidiary, such person shall be eligible only for a single grant under the Plan in any one year.

5. Stock Subject to the Plan. The maximum number of shares of Company Stock that shall be issued pursuant to the exercise of Options granted pursuant to the Plan shall be 50,000, subject to adjustment as provided in Section 11. Shares that have not been issued under the Plan allocable to Options and portions of Options that expire or terminate unexerecised may again be subject to the award of a new Option. For purposes of determining the number of shares that are available under the Plan, such number shall include the number of shares surrendered by an optionee in connection with the exercise of an Option.

6. Non-Statutory Stock Options. All Options granted under the Plan shall be non-statutory in nature and shall not be entitled to special tax treatment under Section 422 of the Code.

7. Terms, Conditions and Award of Options. Each award of an Option shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

(a) Automatic Award of Options. Options for the purchase of shares of Company Stock shall be awarded at the times and for the number of shares as follows:

(i) Each Eligible Director on the Effective Date of the Plan shall automatically receive an Option to purchase 500 shares of Company Stock.

(ii) On each succeeding anniversary of the Effective Date, each director who is then an Eligible Director shall automatically receive an Option to purchase 500 shares of Company Stock.

(b) Option Exercise Price. The Option exercise price shall be the Fair Market Value of the shares of the Company Stock subject to such Option on the Date of Grant.

(c) Options Not Transferable. An Option shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. An Option transferred by will or by the laws of descent and distribution may be exercised by the optionee’s personal representative as provided in Section 7(e). Except as set forth below, no Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

Notwithstanding the foregoing and subject to applicable securities laws, an optionee may transfer any Options that have been or will be granted to the optionee under this Plan to one or more of the optionee’s immediate family members, to a trust or trusts for the benefit of one or more of the optionee’s immediate family members, or to a partnership, limited liability company or other entity the only partners, members or interest holders of which are among the optionee’s immediate family members. No consideration may be paid for the transfer of any Option. The transferee shall be subject to all conditions applicable to the Option prior to its transfer.

(d) Term and Limitation on Exercise. An Option may be exercised in whole or in part, but only with respect to whole shares of Common Stock, on and after the six-month anniversary of the Date of Grant, provided, however, that no Option may be exercised before the Plan is approved by shareholders of Bay Banks of Virginia, Inc. and all applicable federal and state securities laws have been complied with. The term of any Option shall be ten (10) years from the Date of Grant. No Option may be exercised after the expiration of its term or, if earlier, after the date set forth in (i), (ii) or (iii) below.

(i) If an optionee ceases to be an Eligible Director as a result of his death or Disability, the optionee (or his legatees, distributees, or the personal representative of his estate) may exercise his outstanding Options at any time until the first to occur of (x) the date that is twelve (12) months after the date the optionee ceases to be a director of the Company, or (y) the date on which the Options expire according to their terms.

(ii) If an optionee ceases to be an Eligible Director for any reason other than his death or Disability, including his resignation or not standing for re-election, the optionee may exercise his outstanding Options at any time until the first to occur of (x) the date that is three (3) months after the optionee ceases to be a director of the Company, or (y) the date on which the Options expire according to their terms.

(iii) If an optionee dies after he ceases to be an Eligible Director, but within the time period during which his outstanding Options are still exercisable, the optionee’s outstanding Options may be exercised by his legatees, distributees or the personal representative of his estate. The Options may be exercised at any time until the first to occur of (x) the date that is twelve (12) months after the date the optionee ceases to be a director of the Company, or (y) the date on which the Options expire according to their terms.

(e) Method of Exercise. An Option may be exercised by written notice to the Company at its principal office stating the number of shares of Company Stock to optionee has elected to purchase, accompanied by payment in cash or, if the terms of the Option so permit, the optionee may (i) deliver a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the sale or loan proceeds to pay the exercise price and applicable withholding taxes, or (ii) deliver, or cause to be withheld from the Option shares, shares of Common Stock (valued at their Fair Market Value on the date of exercise) that have been held for at least six months if acquired from the Company and that are not subject to any restrictions in satisfaction of all or part of the exercise price.

8. Reduction in Awards. If at any time under the Plan there are not sufficient shares available to fully permit the automatic awards of Options described in Section 7(a), the awards shall be reduced pro rata (to zero if necessary) so as not to exceed the number of shares available.

9. Termination. The Plan shall terminate upon the earlier of:

(a) the adoption of a resolution by the Board of Bay Banks of Virginia, Inc. terminating the Plan;

(b) the date shares of Company Stock are no longer available under the Plan for the automatic award of Option shares; or

(c) the close of business on May 19, 2018.

No termination of the Plan shall, without the optionee’s consent, materially and adversely affect any of the rights or obligations of any person under any Option previously awarded under the Plan.

10. Limitation of Rights.

(a) No Right to Continue as a Director. Neither the Plan nor the grant of an Option, nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that any person will be retained as a director for any period of time.

(b) No Shareholders Rights Under Options. An optionee shall have no rights as a shareholder with respect to the shares of Company Stock covered by his Options until the date of exercise of the Option, and, except as provided in Section 11, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such exercise.

11. Changes in Capital Structure.

(a) If the number of outstanding shares of Company Stock is increased or decreased as a result of a subdivision or consolidation of shares, the payment of a stock dividend, stock split, spin-off, or any other change in capitalization effected without receipt of consideration by the Company (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan, the maximum number of shares or securities which may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding and conclusive on all persons, provided that in no event shall the rights or value of the Option be enhanced as a result of such adjustment.

(b) Notwithstanding anything in the Plan to the contrary, the Board may take the foregoing actions without the consent of any Optionee, and the Board’s determination shall be conclusive and binding an all persons for all purposes.

(c) To the extent required to avoid a charge to earnings for financial accounting purposes, adjustments made by the Board pursuant to this Section 11 to outstanding Options shall be made so that both (i) the aggregate intrinsic value of an Option immediately after the adjustment is not greater than or less than the Option’s aggregate intrinsic value before the adjustment and (ii) the ratio of the exercise price per share to the market value per share is not reduced.

12. Amendment of the Plan. The Board (except as provided below) may suspend or discontinue the Plan or revise or amend the Plan in any respect; provided, however, that without approval of the shareholders no revision or amendment shall increase the number of shares of Company Stock subject to the Plan (except as provided in Section 11) or materially increase the benefits accruing to participants under the Plan. The Plan shall not be amended more than once every six months other than an amendment required to comply with changes in the Code or regulations thereunder.

13. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company—at its principal business address to the attention of the Secretary; (b) if to any Optionee - at the last address of the Optionee known to the sender at the time the notice or other communication is sent.

14. Governing Law. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia. The Plan is subject to all present and future applicable provisions of the Code and, to the extent applicable, they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Option conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Option, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Option shall be void and of no effect.

IN WITNESS WHEREOF, the Company has caused this Plan to be adopted this 19th day of May, 2008.

BAY BANKS OF VIRGINIA, INC.

By:

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	BAY BANKS OF VIRGINIA, INC.				With-	For All
					For	hold	Except

This Proxy is solicited on behalf of

the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Allen C. Marple and Richard A. Farmar, III, or either of them, as proxies with full power of substitution to represent the undersigned and vote, as designated below, all the shares of common stock of Bay Banks of Virginia, Inc. held of record by the undersigned on March 28, 2008, at the Annual Meeting of Stockholders to be held on May 19, 2008, at 1:00 p.m. at the Indian Creek Yacht & Country Club, Kilmarnock, Virginia, or any adjournment thereof, on each of the following matters:

			1.	To elect directors to serve in the Class shown below, which term will expire at the annual meeting of stockholders in 2011: Class I: Robert J. Wittman Austin L. Roberts, III	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
					For	Against	Abstain
			2.	To approve the Company’s 2008 Non-Employee Directors Stock Option Plan.	☐	☐	☐

			3.	To ratify the selection of Yount, Hyde and Barbour, P.C., independent registered public accounting firm, as auditors of the Company for the year ending December 31, 2008; and	☐	☐	☐

			4.	To transact such other business as may properly come before the meeting or any adjournment thereof. Management knows of no other business to be brought before meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” each proposal. All joint owners MUST sign.

Please be sure to sign and date this Proxy in the box below.		Date	Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Stockholder sign above Co-holder (if any) sign above

+	+

¿	Detach above card, sign, date and mail in postage paid envelope provided.	¿

BAY BANKS OF VIRGINIA, INC.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.